UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

RMX INDUSTRIES, INC.
(Exact name of Company as specified in its charter)

Nevada	333-294940	88-2960484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Ave, Ste. 600, Dallas, TX	92075
(Address of principal executive offices)	(Zip Code)

(866) 706-4276
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. A copy of the Certificate of Change described in Item 5.03 is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2026, RMX Industries, Inc., a Nevada corporation (the “Company”), filed with the Secretary of State of the State of Nevada a Certificate of Change (the “Certificate of Change”), pursuant to Nevada Revised Statutes 78.209, to effect a one-for-three (1-for-3) reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding shares of class A common stock, $0.001 par value per share (the “Class A Common Stock”), and class B common stock, $0.001 par value per share (the “Class B Common Stock”). The Reverse Split will be effective as of 5:00 p.m. Eastern Time on July 24, 2026 (4:00 p.m. Central Time) (the “Effective Time”). Pursuant to the Nevada Revised Statutes 78.207, a company’s board of directors has the authority to effect a reverse stock split without stockholder approval if the number of authorized shares of common stock and the number of outstanding shares of common stock are proportionally reduced.

Prior to the Reverse Split, the Company was authorized to issue 200,000,000 shares of common stock, consisting of 196,400,000 shares of Class A Common Stock and 3,600,000 shares of Class B Common Stock. As a result of the Reverse Split, each three (3) pre-split shares of Class A Common Stock or Class B Common Stock outstanding will automatically combine into one (1) new share of Class A Common Stock or Class B Common Stock without any action on the part of the holders, and the Company will be authorized to issue 66,666,666 shares of common stock, consisting of 65,466,666 shares of Class A Common Stock and 1,200,000 shares of Class B Common Stock. The number of shares of preferred stock that the Company is authorized to issue will not be impacted. As a result of the Reverse Split, the number of outstanding shares of Class A Common Stock will be reduced from 30,045,216 to approximately 10,015,072 and the number of outstanding shares of Class B Common Stock will be reduced from 1,000,000 to approximately 333,334. The new CUSIP number for the Class A Common Stock following the Reverse Split will be 76133N208.

The Reverse Split is being effected in order to the price per share of the Class A Common Stock to improve the marketability and liquidity.

No fractional shares will be issued as a result of the Reverse Split. Stockholders who otherwise would be entitled to a fractional share because they hold a number of shares not evenly divisible by the one (1) for three (3) Reverse Split ratio will automatically be entitled to receive one whole share of Class A Common Stock or Class B Common Stock for each such fractional share. All of the Company’s current outstanding warrants to purchase shares of Class A Common Stock and other derivatives automatically adjust per their terms to reflect the Reverse Split.

Item 7.01 Other Events.

On July 24, 2026, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 24, 2026, the Company sent a letter to its shareholders announcing the Reverse Split. A copy of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of the date of the press release and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change filed with the Secretary of State of the State of Nevada on July 22, 2026
99.1	Press Release dated July 24, 2026
99.2	Letter to Shareholders dated July 24, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2026	RMX INDUSTRIES, INC.

/s/ Karl Kit
	Name:	Karl Kit
	Title:	Chief Executive Officer and President

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